UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2010

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2010, AOL Inc. (“AOL”) and Google Inc. (“Google”) extended their search partnership and entered into the 30th Amendment (the “Amendment”) to the Amended and Restated Interactive Marketing Agreement. The Amendment provides that Google, except in limited circumstances, will be the exclusive search provider for paid text-based search and contextual advertising on AOL’s properties in the U.S., and will provide AOL with a share of the revenue generated through paid text-based search and contextual advertising on AOL’s properties for an additional five-year period until December 31, 2015.

AOL will file a copy of the Amendment as an exhibit to its Form 10-Q for the quarter ended September 30, 2010.

Item 7.01. Regulation FD Disclosure.

On September 1, 2010, AOL and Google entered into a binding Memorandum of Understanding pursuant to which the parties will work together to expand the alliance to include the provision of mobile search and mobile search advertising services to AOL as well as extend the term of and expand the existing international agreements. AOL and Google also entered into a video partnership with Google that will feature AOL’s video content on YouTube. In addition, AOL and Google extended AOL’s use of Google’s web-based organic search service and also agreed to add enhancements and features over the course of the extended relationship that will enhance the consumer search experience across AOL’s network of sites.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements identified by words such as “anticipate,” “may,” “will,” “intend,” “should,” “expect” or similar expressions. These statements are based on the current expectations and beliefs of AOL’s management, and are subject to uncertainty and changes in circumstances. Any forward-looking information is not a guarantee of future performance and actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, as well as factors affecting Google’s and AOL’s operations and businesses. More detailed information about these factors may be found in AOL’s reports filed with the SEC from time to time. AOL is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Arthur Minson
	Name:	Arthur Minson
	Title:	Executive Vice President and Chief Financial and Administrative Officer

Date: September 2, 2010

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